Fair value measurements	6 Months Ended
Jun. 30, 2024
Fair Value Disclosures [Abstract]
Fair value measurements	Fair value measurements
The carrying values of our accounts receivable, prepaid expenses and other current assets, accounts payable, accrued liabilities and short-term borrowings approximate their fair values due to the short-term nature of these instruments.
Our cash equivalents (Level 1 of fair value hierarchy) consist of money market funds and Korean government bonds totaling $269.2 million, and short-term investments (Level 2 of fair value hierarchy) comprised of fixed time or certificates of deposit with maturity periods greater than 90 days totaling $70.0 million as of June 30, 2024. As of December 31, 2023, our cash equivalents (Level 1 of fair value hierarchy) consisted of money market funds and Korean government bonds totaling $206.9 million, and short-term investments (Level 2 of fair value hierarchy) comprised of fixed time or certificates of deposit with maturity periods greater than 90 days totaling $67.8 million. We rely on credit market data to track interest rates for other entities with similar risk profiles.
We record all debt at inception at fair value. We perform subsequent analysis on available data to evaluate the fair value of our borrowing as of the balance sheet date. We rely on credit market data to track interest rates for other entities with similar risk profiles. As of June 30, 2024, the fair value of our senior notes (a Level 3 estimate) was approximately $2.1 million lower than face value.